CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Craig Goos, Principal Executive Officer of UBS M2 Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2009        /s/ Craig Goos
     ----------------------       ----------------------------------------------
                                  Craig Goos, Principal Executive Officer



I, Robert Aufenanger, Principal Financial Officer of UBS M2 Fund, L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 3, 2009        /s/ Robert Aufenanger
     ----------------------       ----------------------------------------------
                                  Robert Aufenanger, Principal Financial
                                  Officer